UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF EARLIEST EVENT REPORTED: February 14, 2008

ATWOOD OCEANICS, INC.

(Exact name of registrant as specified in its charter)

Texas

(State or other jurisdiction of incorporation)

COMMISSION FILE NUMBER 1-13167

Internal Revenue Service – Employer Identification No. 74-1611874

15835 Park Ten Place Drive, Houston, Texas, 77084
(281) 749-7800

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.03     MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS

     On February 14, 2008, at the annual meeting of shareholders, the shareholders of Atwood Oceanics, Inc. (the “ Company” ) approved the proposal to ratify our early election to be governed by the Texas Business Organizations Code. There are no changes to the rights of security holders effected by the ratification, as the Company had previously made the early election to be governed by the Texas Business Organizations Code.

ITEM 5.02     DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

     On February 14, 2008, at the annual meeting of shareholders, the shareholders of the Company also approved the proposal for the adoption of Amendment No. 1 to the Atwood Oceanics, Inc. 2007 Long-Term Incentive Plan (the “Amendment”) . The Amendment primarily made changes to the vesting and restriction periods solely with regard to restricted stock awards made to eligible directors as follows:

1.     The restriction period for shares of the Company’s common stock (the “Common Stock”) included in a restricted stock award to eligible directors was reduced from three years to a minimum of thirteen months.

2.     Instead of vesting immediately, shares of Common Stock included in a restricted stock award to eligible directors are now subject to a vesting period of a minimum of thirteen months.

3.     A provision providing for acceleration of vesting of shares of Common Stock included in restricted stock awards to eligible directors in the case of death, retirement, or resignation was added to reflect that the shares included in such awards no longer immediately vest.

      The Amendment also provides the Compensation Committee further flexibility in establishing the components of our compensation program, by allowing participants to defer delivery of shares of Common Stock included in awards, at the Compensation Committee’s discretion, pursuant to a separate deferred compensation plan, if any.

      There are no other changes to the Atwood Oceanics, Inc. 2007 Long-Term Incentive Plan effected by the Amendment. All future awards under the 2007 Plan will be at the discretion of the Compensation Committee. Therefore the approval of the Amendment does not guarantee an award to any executive officer, director, or other participant.

     The definitive proxy statement which included the proposal to approve the Amendment was sent to the Company’s shareholders in advance of the annual meeting and filed with the Securities and Exchange Commission on January 15, 2008.

     The Board of Directors of the Company approved the Amendment subject to approval of the shareholders. A copy of the Amendment as adopted by our shareholders is attached as Exhibit 10.1 hereto.

ITEM 9.01     FINANCIAL STATEMENT AND EXHIBITS

(d)     10.1     Amendment No. 1 to Atwood Oceanics, Inc. 2007 Long-Term Incentive Plan (incorporated by reference to Appendix C to our Definitive Proxy Statement on Form DEFR14A filed on January 15, 2008.)

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             ATWOOD OCEANICS, INC.

                                             (Registrant)

                                              /s/ James M. Holland

                                             James M. Holland

                                             Senior Vice President

                                             DATE: February 20, 2008